                                                                    EXHIBIT 10.2

                                                        OPTION NUMBER:__________

                            VIRAGE LOGIC CORPORATION
                           1997 EQUITY INCENTIVE PLAN
                                OPTION AGREEMENT

        This Stock Option Agreement (this "AGREEMENT") is made and entered into between Virage Logic Corporation, a Delaware corporation (the "COMPANY"), and the person (the "PARTICIPANT") named in the attached Notice of Grant of Stock Options and Option Agreement (the "NOTICE"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN"), a copy of which is attached hereto as Exhibit A.

        1. GRANT OF OPTION. The Company hereby grants to Participant pursuant to the Plan an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company (the "SHARES") at the price per share (the "EXERCISE PRICE"), each as set forth in the Notice, subject to all of the terms and conditions of this Agreement and the Plan. If the Notice designates this Option as an incentive stock option, this Option is intended to qualify as an "incentive stock option" (an "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). If designated otherwise, this Option is intended not to qualify as an "incentive stock option."

        2. EXERCISE PERIOD AND VESTING SCHEDULE.

                (a) This Option shall become first exercisable ("vest") as to:

                        (i) 25% of the Shares on the first anniversary of the Vesting Commencement Date, and

                        (ii) an additional 2.0833% of the Shares each month beginning with the month following the first anniversary of the Vesting Commencement Date.

        3. EXPIRATION; TERMINATION.

                3.1 Expiration. This Option shall expire on the expiration date set forth in the Notice (the "Expiration Date") or earlier due to Participant's Termination, but in no event later than ten (10) years after the effective grant date set forth in the Notice (the "GRANT DATE") (or no later than five (5) years after the Grant Date if this Option is designated as an ISO and the Participant owns directly, indirectly or constructively more than 10% of the voting stock of the Company or any Parent or Subsidiary as of the Grant Date). In no event may this Option be exercised after the Expiration Date.

                3.2 Termination.

                        (i) Unless a longer period is allowed by the Committee, this Option may be exercised for the following periods following Termination under the following circumstances:

Termination Due to:                       Post-Termination Exercise Period:
-------------------                       ---------------------------------
Other than Death or Disability or Cause                3 months

Death                                                  12 months

Disability                                             12 months

Cause                                                    None

                        (ii) This option shall terminate to the extent not exercised within the post-Termination exercise periods specified above.



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                        (iii) If Death occurs within 3 months following
Termination other than for Disability or Cause, Termination shall be treated as being due to Death.

                        (iv) Unless otherwise permitted by the Committee, this Option may be exercised following Termination only to the extent it was exercisable on the Termination Date.

                        (v) Notwithstanding the foregoing, this Option may terminate upon the occurrence of a corporate transaction in the manner determined by the Board pursuant to Section 17 of the Plan.

                3.3 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate or alter the terms of Participant's employment or other relationship at any time.

        4. MANNER OF EXERCISE.

                4.1 Stock Option Exercise Notice. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Notice of Exercise of Stock Option in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE NOTICE"). If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option. This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Notice, Exercise Price and withholding taxes.

                4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than fifty (50) Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

                4.3 Payment. Unless otherwise permitted by the Committee at the time of payment, where permitted by law, payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Participant:

                (a) In cash (by check);

                (b) by surrender of shares of the Company's Common Stock that
(i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests; or

                (c) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

                4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal, state and local withholding taxes that the Committee, in its sole discretion, determines that the Company is obligated to collect. Unless otherwise permitted by the Committee, payment of such taxes shall be made in cash (by check) or by withholding amounts otherwise payable by the Company to the Participant.

                4.5 Issuance of Shares. Provided that the Exercise Notice, Exercise Price and tax withholding payments are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant and Participant's spouse as community property,



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Participant and a joint tenant with rights of survivorship or Participant's legal representative, executor, heir or legatee, as the case may be and shall deliver certificates representing the Shares with the appropriate legends affixed thereto or make appropriate entries on its records for shares requested to be issued in book-entry form only.

        5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is designated as an ISO and the Participant sells or otherwise disposes of, including by gift, any of the Shares acquired pursuant to this Option on or before the later of (i) the date two (2) years after the Grant Date, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of this Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to federal, state and local income and employment tax withholding by the Company on the compensation income recognized by Participant from the early disposition and Participant agrees to pay such withholding taxes to the Company in cash (by check) or out of the current wages or other amounts payable to Participant.

        6. NONTRANSFERABILITY OF OPTION AND SHARES. This Option may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant. Unvested Shares may not be transferred in any manner and Participant understands and agrees that the Company will place legends to such effect on any stock certificate(s) evidencing the unvested Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Participant and the Company or any agreement between Participant and any third party. Participant agrees that, to ensure compliance with the restrictions imposed on the unvested Shares by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent. Further, the Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares have been so transferred.

        7. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

        8. INTERPRETATION. Participant acknowledges that he or she has received a copy of the Plan, is familiar with its terms and provisions and accepts this Option subject to those terms and provisions. Any dispute regarding the interpretation of the Plan or this Agreement shall be submitted by Participant or the Company to the Committee for review. Participant agrees to accept as final and binding all decisions or interpretations of the Committee upon any question arising under the Plan or this Agreement.

        9. NO TAX ADVICE FROM COMPANY. Participant represents that he or she has consulted with such tax advisors as Participant has deemed desirable in connection with the grant of this Option and that Participant is not relying upon the Company or any agent or employee of, or advisor to, the Company for any tax advice.

        10. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

        11. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated on the Notice or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or
(iv) one (1) business day after transmission by facsimile, rapifax or telecopier.

        12. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth



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herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

        13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.







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                                    EXHIBIT A

                           1997 EQUITY INCENTIVE PLAN

                                    EXHIBIT B

                               NOTICE OF EXERCISE

                            VIRAGE LOGIC CORPORATION
                           1997 EQUITY INCENTIVE PLAN
                       NOTICE OF EXERCISE OF STOCK OPTION


    (A) Name of Purchaser: ___________________________________

    (B) Social Security Number: ______________________________

    (C) Date of Option Agreement: ________________

    (D) Number of Shares for which Option is being Exercised: _________________

    (E) Exercise Price Per Share: ________________

    (F) Total Exercise Price: ____________________

EXERCISE ELECTION

Pursuant to Section 4 of the Option Agreement between the undersigned and Virage Logic Corporation (the "Company") dated as of the date referred to in (C) above, the undersigned hereby irrevocably elects to exercise the purchase right represented by the Option Agreement for, and to purchase under that Option Agreement, the number of shares set forth in (D) above. The undersigned hereby submits payment for the total exercise price set forth in (F) above by (check one):

______ submitting a check payable to Virage Logic Corporation in the amount of $______________;

______ submitting ______________ shares of the Company's Common Stock having a "fair market value"** equal to the total exercise price as of the date of exercise. The undersigned hereby represents that such shares: (A) have been owned by the undersigned for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the undersigned in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests; or

______ by authorizing my broker (who is a member of the NASD) to remit to the Company the total exercise price received through a "same day sale"

** The "fair market value" of the Common Stock is the closing price on the Nasdaq National Market as of the date of exercise.

TAX MATTERS

I understand that federal, state and local income and employment taxes may be required to be withheld by the Company as a result of my exercise of this Option. Accordingly (check one):

______ I am submitting a check to the Company in the amount of all such taxes that the Company has indicated are due; or

______ I hereby authorize the Company to withhold the amount of all such taxes that the Company has indicated are due from amounts otherwise payable to me by the Company.

I understand that the shares purchased upon the exercise of the Option may be subject to the Company's Right of Repurchase and thus may be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code. I understand further that an election under Section 83(b) of the Internal Revenue Code with respect to such shares can only be made within 30 days after I purchase them.

I have discussed the vesting and other restrictions applicable to the shares with the Company. I understand that the Company recommends that I discuss whether these restrictions constitute a "substantial risk of forfeiture" within the meaning of Code Section 83(c) (and the consequences thereof, including an election under Code Section 83(b)) with my tax personal advisor.

ISSUANCE OF SHARES



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Please issue the shares as follows (check one):

     ____ in my name individually; or

     ____ in my name and _________________________ as __________________________
          (i.e. community property or joint tenants with rights of survivorship)



DELIVERY OF SHARES

Please deliver the shares as follows (check one):

     ____ Hold in book entry; or

     ____ Mail to the following address: If to a Broker please include Brokerage name, account name and account number.

                        _________________________________
                        _________________________________
                        _________________________________
                        _________________________________



Date:_______________________        Signature:_________________________________


================================================================================

STOCK ADMINISTRATION USE ONLY

Report Control Number ____________________________

Date of Certificate/Exercise date ____________________________



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